UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 8, 2004



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


           North Carolina               000-22787              56-2028446
    (State or other jurisdiction     (Commission File       (I.R.S. Employer
          of incorporation)               Number)         Identification Number)



                    6114 U.S. 301 South
                 Four Oaks, North Carolina                        27524
         (Address of principal executive offices)               (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 8, 2004, Four Oaks Fincorp, Inc. (OTC BB: FOFN) issued a press release announcing reported financial results for the three and nine month periods ended September 30, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.


Exhibit No.         Description
-----------         -----------
   99.1             Press Release issued on October 8, 2004


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOUR OAKS FINCORP, INC.


                                       By: /s/ Ayden R. Lee, Jr.
                                           ---------------------
                                           Ayden R. Lee, Jr.
                                           President and Chief Executive Officer

Date:  October 8, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.         Description
-----------         -----------
   99.1             Press Release issued on October 8, 2004